UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7	Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure

Combination of Institutions

On January 28, 2025, American Public Education, Inc. (the “Company”) announced its plan to combine American Public University System (“APUS”), Rasmussen University (“RU”), and Hondros College of Nursing (“HCN”) into one consolidated institution to be named American Public University System, which would be a system encompassing all of the existing APUS, RU, and HCN programs, campuses, and operations (the “Combination”). The combined institution, as proposed, would have two divisions tentatively named (1) APUS Global, comprised of AMU and APU, and (2) Rasmussen, comprised of RU’s campus-based and online nursing programs, RU’s healthcare programs, HCN’s campus-based healthcare programs, and RU’s non-healthcare programs, with final division names to be determined closer to closing of the Combination. The Company currently anticipates the Combination could close in the third calendar quarter of 2025 and would be effective for purposes of Title IV programs by the end of 2025, subject to regulatory approvals.

The Company’s institutions today are united by a common focus on educating service minded students. In addition to building on this common focus, our institutions are pursuing the Combination in order to provide opportunities to expand our healthcare platform, accelerate our military and veteran focus, and position the institutional system for long-term sustainability. The Combination is also expected to provide enhanced academic choice to benefit students and faculty, simplify operations and accelerate innovation to help improve student outcomes, strengthen the financial position of the combined institutions, and strengthen compliance and risk management.

APUS and RU have jointly submitted an application for a Change of Control, Structure or Organization to the Higher Learning Commission (the “HLC”) seeking to have HLC consider the Combination at its June 2025 meeting. In addition to the HLC approval process, APUS as the surviving institution will need to obtain required approvals from state agencies, including state boards of nursing, in order to operate in the states where HCN and RU currently operate. The Company does not expect the Combination will trigger the U.S. Department of Education’s (“ED”) change in ownership and control requirements because APUS, RU, and HCN are commonly owned. Instead, the Company expects that ED will require APUS, as the surviving institution, to seek and obtain approval to expand its Title IV certification to cover the RU and HCN programs and locations. In order for ED to expand APUS’s Title IV certification, APUS will be required to submit evidence that (1) HLC approved the Combination, and (2) APUS is approved to operate in the states where RU and HCN have campuses.

A presentation containing additional information regarding the proposed Combination is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.

Update on 90/10 Status

On January 28, 2025, the Company confirmed that based on preliminary, unaudited results, each of its institutions estimates it will be in compliance with ED’s “90/10 Rule” for calendar year 2024, when audited numbers are submitted to ED. The 90/10 Rule prohibits a for-profit institution from deriving more than 90% of its revenue (as computed by ED) on a cash accounting basis (except for certain institutional loans) from federal financial educational assistance programs for any fiscal year.

Forward Looking Statements

Statements made in this Current Report on Form 8-K regarding the Company or its subsidiaries that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry. In some cases, forward-looking statements can be identified by words such as “anticipate,” “seek,” “estimate,” “expect,” “plan,” “preliminary,” “propose,” “will,” and similar words or their opposites. Forward-looking statements include, without limitation, statements regarding the proposed Combination, regulatory notice and approval of the Combination, the timing of closing of the Combination, and compliance with the 90/10 Rule. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, risks related to: completing the Combination in an efficient, cost-effective manner, or at all; fully realizing the projected benefits of the Combination, if at all, or the possibility that it may take longer to realize those benefits than expected; delays, business disruption, increased costs, including from lost synergies, negative market reaction to the announcement of and planning for the Combination, and other challenges in connection with the Combination; attracting, retaining, and motivating key personnel during the pendency of the Combination and following its completion; uncertainty that the Combination will lead to improved student outcomes; the Combination requiring substantial management attention and detracting attention from the Company and its institutions’ day-to-day business operations; regulatory and accrediting agency actions, requirements, reviews, changes or new requirements or legislation; compliance with the “90/10 Rule”; changing market demands; business performance and the ability to attract students; loss of eligibility to participate in Title IV, tuition assistance or veterans assistance programs or ability to process related aid; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third-party vendors; and the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, in the Company’s subsequent Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. You should not place undue reliance on any forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	American Public Education, Inc. Plan for Combination of Institutions: American Public University System, Rasmussen University & Hondros College of Nursing, dated January 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: January 28, 2025	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.,
Executive Vice President and Chief Financial Officer